Tortoise Energy Infrastructure Corporation
CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

	February 28, 2022

	Principal Amount/Shares	Fair Value
Common Stock - 96.3% (1)
Energy Technology - 1.1% (1)
United States - 1.1% (1)
ESS Tech, Inc. (2)	317,850	$1,649,642
Fluence Energy, Inc. (2)	114,174	1,544,774
Stem, Inc. (2)	166,675	1,586,746
		4,781,162
Natural Gas Gathering/Processing - 9.5% (1)
United States - 9.5% (1)
Targa Resources Corp.	658,190	43,025,880

Natural Gas/Natural Gas Liquids Pipelines - 33.1% (1)
United States - 33.1% (1)
Cheniere Energy, Inc.	142,849	18,984,632
Kinder Morgan Inc.	1,443,949	25,124,713
ONEOK, Inc.	685,180	44,742,254
The Williams Companies, Inc.	1,933,782	60,488,701
		149,340,300
Renewables and Power Infrastructure - 52.6% (1)
United States - 52.6% (1)
AES Corp.	1,078,820	22,903,349
Alliant Energy Corp.	461,981	26,979,690
American Electric Power Co, Inc.	346,293	31,391,460
Archaea Energy, Inc. (2)	316,715	5,808,553
Atlantica Sustainable Infrastructure PLC	600,395	20,263,331
Clearway Energy Inc.	997,808	33,326,787
DTE Energy Company	223,102	27,126,972
NextEra Energy, Inc.	121,028	9,472,862
NextEra Energy Partners, LP	437,110	34,098,951
Sempra Energy	183,331	26,439,997
		237,811,952
Total Common Stock
(Cost $361,008,988)		434,959,294

Master Limited Partnerships - 30.7% (1)
Crude Oil Pipelines - 1.3% (1)
United States - 1.3% (1)
NuStar Energy L.P.	363,960	5,808,802

Natural Gas Gathering/Processing - 5.6% (1)
United States - 5.6% (1)
Western Midstream Partners, LP	971,673	25,302,365

Natural Gas/Natural Gas Liquids Pipelines - 14.5% (1)
United States - 14.5% (1)
DCP Midstream, LP	602,984	19,946,711
Energy Transfer LP	2,703,132	27,409,758
Enterprise Products Partners L.P.	742,362	18,128,480
		65,484,949
Refined Product Pipelines - 9.3% (1)
United States - 9.3% (1)
Magellan Midstream Partners L.P.	308,991	14,992,243
MPLX LP	824,471	27,026,160
		42,018,403
Total Master Limited Partnerships
(Cost $119,303,797)		138,614,519

Preferred Stock - 3.3% (1)
Natural Gas/Natural Gas Liquids Pipelines - 2.5% (1)
United States - 2.5% (1)
Altus Midstream Company 7.000% (3)(4)	8,758,969	11,098,665

Renewable Infrastructure - 0.8% (1)
United States - 0.8% (1)
NextEra Energy, Inc.	72,016	3,608,002
Total Preferred Stock
(Cost $12,258,946)		14,706,667

Private Investment - 2.6% (1)
Renewables - 2.6% (1)
United States - 2.6% (1)
TK NYS Solar Holdco, LLC (3)(4)(5)
(Cost $50,481,470)	N/A	11,744,821

Corporate Bond - 0.8%(1)
Natural Gas Gathering/Processing - 0.8% (1)
United States - 0.8% (1)
EnLink Midstream Partners
6.000%, Perpetual
(Cost $4,584,965)	5,100,000	3,659,250

Warrant - 0.0% (1)
Energy Technology - 0.0% (1)
EVgo, Inc. (2)
(Cost $1)	1	1

Short-Term Investment - 0.1% (1)
United States Investment Company - 0.1%(1)
Invesco Government & Agency Portfolio - Institutional Class, 0.035% (6)
(Cost $537,615)	537,615	537,615

Total Investments - 133.8% (1)
(Cost $548,175,782)		604,222,167
Liabilities in Excess of Other Assets - (1.4)% (1)		(6,464,314)
Senior Notes - (19.0)% (1)		(85,826,667)
Line of Credit - (5.5)% (1)		(24,600,000)
Mandatory Redeemable Preferred Stock at Liquidation Value - (7.9)% (1)		(35,660,610)
Total Net Assets Applicable to Common Stockholders - 100.0% (1)		$451,670,576

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Non-income producing security.
(3)	Restricted securities have a total fair value of $22,843,486 which represents 5.1% of net assets.
(4)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments.
(5)	Deemed to be an affiliate of the fund.
(6)	Rate indicated is the current yield as of February 28, 2022.

Summary of Fair Value Exposure
The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liablities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Municipal Bonds —Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most municipal bonds are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors. The Board of Directors will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s valuation committee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of February 28, 2022.  These assets and liabilities are measured on a recurring basis.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$434,959,294	$-	$-	$434,959,294
Master Limited Partnerships	138,614,519	-	-	138,614,519
Preferred Stocks	3,608,002	-	11,098,665	14,706,667
Private Investments	-	-	11,744,821	11,744,821
Corporate Bonds	-	3,659,250	-	3,659,250
Warrants	1	-	-	1
Short Term Investments	537,615	-	-	537,615
Total Investments	$577,719,431	$3,659,250	$22,843,486	$604,222,167

The following tables present each Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended February 28, 2022:

Preferred Stock	TYG
Balance – beginning of period	$13,302,893
Purchases	-
Return of capital	-
Sales	(1,919,593)
Total realized gain/loss	251,218
Change in unrealized gain/loss	(535,853)
Balance – end of period	$11,098,665

Private Investments	TYG
Balance – beginning of period	$11,744,821
Purchases	-
Return of capital	-
Sales	-
Total realized gain/loss	-
Change in unrealized gain/loss	-
Balance – end of period	$11,744,821

Change in unrealized gain/loss on
investments still held at February 28, 2022	$(535,853)

Refer to the Schedule of Investments for further information on the classification of investments.